Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Vringo, Inc. (the "Company") for the quarter ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Andrew Perlman, Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. § 1350, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012

/S/ ANDREW PERLMAN
Andrew Perlman
Chief Executive Officer
(Principal Executive Officer)